UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2012

INTEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-06217	94-1672743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Mission College Blvd., Santa Clara, California 95054-1549
(Address of principal executive offices) (Zip Code)

(408) 765-8080

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

Intel Corporation is filing this Current Report on Form 8-K to reflect the retrospective adoption of the Financial Accounting Standards Board’s amended standards to increase the prominence of items reported in other comprehensive income, with respect to the financial information contained in our Annual Report on Form 10-K for the year ended December 31, 2011.

As previously disclosed in our Quarterly Report on Form 10-Q for the quarter ended September 29, 2012, we adopted these amended standards in the first quarter of 2012. These amended standards eliminate the option to present components of other comprehensive income as part of the statement of changes in stockholders’ equity and require that all changes in stockholders’ equity—except investments by, and distributions to, owners—be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The adoption of these amended standards did impact the presentation of other comprehensive income, as we have elected to present two separate but consecutive statements, but did not have an impact on our financial position or results of operations.

The following is a presentation of comprehensive income for the three years ended December 31, 2011:

INTEL CORPORATION

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

Three Years Ended December 31, 2011
(In millions)	2011	2010	2009
Net income	$12,942	$11,464	$4,369
Other comprehensive income, net of tax:
Change in net unrealized holding gain (loss) on available-for-sale investments	(170)	140	400
Change in net deferred tax asset valuation allowance	(99)	57	146
Change in net unrealized holding gain (loss) on derivatives	(119)	(13)	92
Change in net prior service costs	4	(39)	13
Change in net actuarial losses	(588)	(205)	135
Change in net foreign currency translation adjustment	(142)	—	—
Other comprehensive income (loss)	(1,114)	(60)	786
Total comprehensive income	$11,828	$11,404	$5,155

The information included in this Current Report on Form 8-K is presented for information purposes only in connection with the reporting change described above and does not amend or restate our audited consolidated financial statements, which were included in our Annual Report on Form 10-K for the year ended December 31, 2011. This Current Report on Form 8-K does not reflect events occurring after we filed our Annual Report on Form 10-K for the year ended  December 31, 2011, and does not modify or update the disclosures therein in any way, other than to illustrate the adoption of the amended standards as described above.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION (Registrant)

/s/ Cary I. Klafter
Date: December 4, 2012	Cary I. Klafter Corporate Secretary

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